[LOGO]
 MONY  MONY Life Insurance Company of America  Corporate Sponsored Flexible
       An Arizona Stock Company                Premium Variable Life Application
       P.O. Box 4713
       Syracuse, NY 13221                      Form No. 15494 (11/00)

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                  PART 1 - SECTION A (Complete for All Cases)
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
Name of Proposed Insured (first, middle, last)                           Age (nearest birthday)            Birthdate(month/day/year)
                                                              [_] Male
                                                              [_] Female
--------------------------------------------------                       ----------------------            -------------------------

Birthplace (state, country)    U.S. Citizen?   If "no", indicate citizenship Social Sec./Taxpayer ID No. Amt. of Insurance in Force:
                               [_] Yes [_] No                                                              $
-----------------------------                  ----------------------------- ---------------------------  --------------------------
Home Address (street, apt. no., city, state, zip)

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Telephone (home)                               Telephone (business)                           Occupation

---------------------------------------        ---------------------------------------        --------------------------------------
Employer Name & Address

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Owner/Rightsholder Name                                                                       Social Security/Taxpayer ID No.

---------------------------------------------------------------------------------------       --------------------------------------
Owner/Rightsholder Address (street, city, state, zip)

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Primary Beneficiary(ies) (print full names & relationship to Proposed Insured)               Social Security/Taxpayer ID No.

  ---------------------------------------------------------------------------------            -----------------------------------
  ---------------------------------------------------------------------------------            -----------------------------------
  ---------------------------------------------------------------------------------            -----------------------------------
If living, if not Contingent Beneficiary(ies) (print full names & relationship to Proposed Insured) Social Security/Taxpayer ID No.

  ---------------------------------------------------------------------------------            -----------------------------------
  ---------------------------------------------------------------------------------            -----------------------------------
  ---------------------------------------------------------------------------------            -----------------------------------
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Initial Specified Amount      $                 (A)                 Scheduled (Planned) Periodic Premium        $
                             -------------------                                                               --------------------
Term Insurance Rider (if any) $                 (B)                 Unscheduled (Additional) 1st Year Premium   $
                             -------------------                                                               ---------------------
Initial Target Death Benefit  $                 (A) + (B)           ----------------------------------------------------------------
                             -------------------                    Are regularly scheduled
   (Please attach target death benefit schedule)                    increases in coverage anticipated? [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit Option                                    Optional Benefits                    Definition of Life Insurance Test
[_] Option 1 (Specified Amount)                         [_] Guaranteed Death Benefit Rider   [_] Guideline Premium Test
[_] Option 2 (Specified Amount plus Account Value)      [_] Term Insurance Rider             [_] Cash Value Accumulation Test
[_] Alternate Death Benefit Percentage                  [_] Other

Premium Mode             Billing Method          Policy Dating                     Payor                    Payor Social Security/
[_] Annual               [_] Direct Bill         [_] Specified Date                [_] Insured              Taxpayer ID No.
[_] Semi-Annual          [_] Single Premium                                        [_] Corporation
[_] Quarterly            [_] List Bill               --------------------------    [_] Other                -----------------------
[_] Monthly              [_] Other               [_] Date to Save Insured's Age              ----------

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1. Is the Proposed Insured actively at work on the date this application is signed? ............................... [_] Yes  [_] No
2. Has the Proposed Insured been actively at work at the usual place of business for 30 hours per week
   (exclusive of weekends, holidays and vacations) for the 90 days preceding the application date? ................ [_] Yes  [_] No
3. Has the Proposed Insured been hospitalized or treated by a physician in the past three months? ................. [_] Yes  [_] No
4. Will coverage applied for replace or change any life insurance or annuities? ................................... [_] Yes  [_] No
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

5. Currently, or during the past 12 months, has the Proposed Insured:
   a. Smoked one or more cigarettes? ..............................................................................  [_] Yes [_] No
   b. Used another form of nicotine? ..............................................................................  [_] Yes [_] No
   If "yes", specify type: [_] pipe [_] chewing tobacco [_] nicotine gum [_] cigar [_] other
                                                                                            -------------
   Amount per day/week
                      -----------------------------------------------------------------------------------
6. Is this a 1035 Exchange? (Submit replacement form if required) .................................................  [_] Yes [_] No
7. Is any other application for life insurance pending or contemplated with this or any other company? ............  [_] Yes [_] No

REMARKS: If Questions 1 and/or 2 are answered "no", or if Questions 3 and/or 4 are answered "yes", please provide details here:

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                                                 PART 1 - SECTION B INSURABILITY
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1. Personal Physician (give full name and address of the doctor you consult for routine check-ups and physicals)

   ---------------------------------------------------------------------------------------------------------------------------------

   Date Last Consulted              Reason                                   Height                    Weight
                      --------------      ----------------------------------       -------------------       -----------------------
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2. Has the Proposed Insured:

   a. Ever been medically diagnosed, medically treated for, or had symptoms of heart trouble, heart murmur, chest pain, stroke, high blood pressure, diabetes, cancer or tumor? .........................................  [_] Yes [_] No

   b. Ever used cocaine, heroine, LSD, marijuana, or any other narcotic drug or controlled substance except as prescribed by a physician? ...............................................................................  [_] Yes [_] No

   c. During the past five years had any illness, surgery, or injury requiring treatment by a physician, hospital or other medical facility? .........................................................................  [_] Yes [_] No

   d. During the past five years been treated or counseled for mental or emotional trouble, neurological disorder or the use of alcohol or drugs by a physician, counselor, psychologist, hospital or clinic? ........  [_] Yes [_] No

   e. During the past 10 years been diagnosed with or treated for AIDS (Acquired Immune Deficiency Syndrome) or
      HIV (Human Immunodeficiency Virus) infection by a member of the medical profession? .........................  [_] Yes [_] No

   f. Ever been rated, declined or postponed for any life or health insurance? ....................................  [_] Yes [_] No

Furnish details to "yes" answers including name and address of physicians or medical facilities; dates; treatment, etc.

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3. Within the past two years, has the Proposed Insured:

   a. Been convicted of two or more moving violations or driving under the influence of alcohol or drugs;
      or had a driver's license suspended or revoked? .............................................................  [_] Yes [_] No
   b. Flown as a pilot or crew member, or engaged in parachuting, hang gliding, ballooning, motorized-racing or underwater diving below 60 feet, or does the proposed Insured intend to do so in the future? .............  [_] Yes [_] No

If 3a and/or 3b is answered "yes", complete Activities Questionnaire.

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FOR HOME OFFICE USE ONLY: Any Home Office corrections and amendments made after the application was signed are shown either in this space, or on a separate form requiring signed ratification.

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

I represent the statements and answers in this application to be true and complete. I offer them to MONY Life Insurance Company of America ("the Company") to induce it to issue the policy or policies and to accept the payment of premiums thereunder.

I agree that: (1) Payment of the first premium, if after the application date below, will mean that I represent that such statements and answers would be the same if made at the time of such payment; (2) no one but an Executive Officer of the Company may change any contract or waive any of its provisions; (3) when coverage takes effect: if a policy is issued exactly as applied for and required cost has been received, the policy will take effect on the date we authorize its delivery or on any later requested Policy Date. If a policy is issued either (a) other than as applied for, or (b) exactly as applied for but any required cost remains unpaid, the policy will take effect on the date it is delivered, provided its delivery and payment of any required cost are made while each person to be insured is living. (4) Acceptance of any policy issued will ratify any correction in or amendment to the application noted by the Company in the space provided "FOR HOME OFFICE USE ONLY," in Section B of the application. A Copy of the application attached to the policy will be sufficient notice of the change made. If the laws where the application is made so require (such as MD), any change of amount, class of risk, age at issue, plan of insurance or benefits must be ratified in writing.

Under the penalties of perjury, I certify that:
.. The social security/tax identification number(s) is shown and is the correct taxpayer identification number of the rightsholder (or the rightsholder is waiting for a number to be issued).
.. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
  Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contribution to an individual arrangement (IRA), and payments other than interest and dividends).

For Underwriting and claim purposes, I permit:
.. Any physician or other medical practitioner, hospital, clinic, other medically related facility, consumer reporting agency, or the Medical Information Bureau (MIB) to give medical information regarding me to the Company or any of its reinsurers. The data includes findings on medical care; psychiatric or psychological care or examinations; or surgery. Also, any insurer or reinsurer may give the company medical data described above and data about current or pending insurance I may have.
.. The Company to get consumer reports; and motor vehicle reports about me. .. Any employer, business associate, financial institution, insurer, government unit or MIB, Inc. to give the Company any data that they may have about my occupation, avocations, driving record, finances, insurance coverage, general reputation and aviation activities (i.e.: "personal information").

I understand that:
.. A photocopy or facsimile transmission copy of this form will be as valid as the original. My consent to get medical record information and personal information about me will end two years from the date shown below. If a claim is made during the two year period, then this authorization will remain in effect for no longer than the duration of the claim.
.. I have been given a copy of "MONY's" Information Practices and The
  Underwriting Process, "including notices regarding consumer reports, and MIB, Inc." I know that I have a right to get a copy of this form, or that I can authorize a person on my behalf to get a copy of it.
.. My records are protected under federal and state law and cannot be disclosed without my written consent unless otherwise provided by law. I further understand that the specific types of information to be disclosed may, if applicable, include: diagnosis, prognosis and treatment for physical and/or emotional illness, including treatment of alcohol or substance abuse for any admissions; diagnosis, prognosis and treatment of HIV infection including HIV test results; and diagnosis, prognosis and treatment for any communicable disease or infection, including sexually transmitted diseases.
.. All or part of the data which the Company gets may be sent to MIB. It may also be disclosed to and used by any Company reinsurer, employee or contractor who performs any business service on any insurance I may have applied for or have with the company.
.. For your protection, the laws of certain states require this notice: Any person who, with intent to defraud or knowing that he/she is committing or facilitating a fraud against an insurer, files an application or claim containing a false or deceptive statement as to any material fact may be guilty of insurance fraud, which may result in loss of coverage under this policy and may subject the applicant/claimant to criminal prosecution.
.. I agree to be covered under this policy. Unless otherwise indicated in this application, I also agree that the corporation named herein as Owner/Rightsholder has ownership rights under this policy and is designated as beneficiary.

Signed at (City & State)                                  on (date)
                        ---------------------------------          -------------

Signature of Insured X
                    -------------------------------------

Signature of Owner/Rightsholder (if other than proposed Insured), who agrees to be bound by the representations and agreements in this and in any other part of this application.

(Signature) X                  (Relationship)       (Address)
           -------------------               -------         -------------------

Does this application involve replacement or change of existing Life Insurance or Annuities? [_] Yes [_] No
(Include replacement forms if appropriate)

Signature of Registered
Representative/Licensed Agent X                       Contract Code
                             -------------------------             -------------

MONY Life Insurance Company of America

                            ACTIVITIES QUESTIONNAIRE
 Complete only if any of Questions 3a and/or 3b of Section B is answered "yes"

Name of Proposed Insured                                                                  Date of Birth
                         ---------------------------------------------------------------                ----------------------------
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I. AVIATION
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                                                                                               -------------------------------------
                                                                                               Hrs. Past 12 Mo.   Hrs. Next 12 Mo.
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1. Private Pilot (for pleasure only)
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2. Professional pilot for: (name of company)
                                            -------------------------------
   [_] Scheduled airline [_] Non-scheduled airline [_] Company-owned aircraft [_] Military
------------------------------------------------------------------------------------------------------------------------------------
3. As a private or professional pilot, have you ever done:
   [_] Charter flying    [_] Instructing     [_] Freight transport    [_] Crop dusting
   [_] Aerobatics        [_] Bush flying     [_] Aerial photography   [_] Test flying
   [_] Pipeline/power line inspecting        [_] Other:
                                                       -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4. Have you ever flown:   [_] Gliders     [_] Ultralights   [_] Hang gliders
                          [_] Experimental Aircraft - explain:
                                                              ------------------------------
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a. If crew member, describe type of flying duties:
                                                  ----------------------------------------------------------------------------------
b. If pilot: 1) Total pilot-in-command hours:  Civilian                Military
                                                       ---------------         -----------------
             2) Type(s) of license(s) held and date(s) of issue:
                                                                --------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
             3) List special qualifications, ratings, limitations:
                                                                  ------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
             4) Have you had an accident, had your license revoked or suspended, been fined or reprimanded for violation of air regulations?
                [_] Yes [_] No  If "yes", explain:
                                                  ----------------------------------------------------------------------------------
c. Usual area of flying:
                        ------------------------------------------------------------------------------------------------------------
d. Type of aircraft flown:
                          ----------------------------------------------------------------------------------------------------------
e. Maintenance of aircraft flown: Frequency                                             By Whom
                                           -------------------------------------------         -------------------------------------
f. Which of the following do you prefer if either choice is necessary under the Company's rules?
   [_] Full aviation coverage for face amount at an extra premium
   [_] Restricted aviation coverage without an extra premium
g. Remarks:
           -------------------------------------------------------------------------------------------------------------------------

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Please sign below where indicated.
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II. SKIN / SCUBA DIVING
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 Number of Dives            Up to 60 Feet                 61 - 75 Feet                 76 - 100 Feet                Over 100 Feet
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Last 12 Months
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Next 12 Months
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a.   What type of equipment do you use (skin, scuba, submersible?
                                                                 -------------------------------------------------------------------
b.   What are the locations of your diving activities?
                                                      ------------------------------------------------------------------------------
c.   Do you always use the "Buddy System"? [_] Yes  [_] No
d.   Do you always use the "Diving Flag"?  [_] Yes  [_] No
e.   Do you participate or intend to participate in commercial diving? [_] Yes [_] No
f.   Remarks:
             -----------------------------------------------------------------------------------------------------------------------

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Please sign below where indicated.

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III. REPRESENTATION
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I represent that all statements and answers to the above questions are complete and true.

Date                                           Proposed Insured's Signature
    ----------------------------------------                               ---------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
IV. SKY DIVING
--------------------------------------------------------------------------------------------------------------------------------

a. [_] Amateur [_] Professional
b. Affiliated with parachute club? [_] Yes [_] No
c. Number of jumps: Past 12 Months                    Next 12 Months
                                  -------------------               -------------------------
d. Other (Please explain):
                          ------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
Please sign below where indicated.

--------------------------------------------------------------------------------------------------------------------------------
V. MOTOR SPORTS
--------------------------------------------------------------------------------------------------------------------------------

a. Type of racing: [_] Championship Cars [_] Drag Racing [_] Formula Racing [_] Motor Cycles [_] Sports Cars [_] Stock Cars
   [_] Other (Please explain):
                              --------------------------------------------------------------------------------------------------
b. Do you compete professionally? [_] Yes   [_] No
c. Number of events participated in last year:
                                              ------------------------------
d. Number of events anticipated for next year:
                                              ------------------------------
e. What is the average speed attained?                                m.p.h.
                                      --------------------------------
f. What is the maximum speed attained?                                m.p.h.
                                      --------------------------------
g. Remarks:
           ---------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
Please sign below where indicated.

--------------------------------------------------------------------------------------------------------------------------------
VI. MOTOR BOAT RACING
--------------------------------------------------------------------------------------------------------------------------------
a. Type of events entered: [_] Closed Course [_] Drag [_] Jets [_] Off Shore [_] Unlimited Hydroplane [_] Time Speed Trials
   [_] Other (Please explain):
                              ----------------------
b. What type of craft do you use (hydro-runabout, etc.?)
                                                        ------------------------------------------------------------------------
c. What is your specific class of competition?
                                              ----------------------------------------------------------------------------------
d. Number of events participated in last year:
                                              ------------------------------
e. Number of events anticipated for next year:
                                              ------------------------------
f. What is the average speed attained?                                m.p.h.
                                      --------------------------------
g. What is the maximum speed attained?                                m.p.h.
                                      --------------------------------
Please sign below where indicated.

--------------------------------------------------------------------------------------------------------------------------------
VII. AUTOMOBILE DRIVING RECORD
--------------------------------------------------------------------------------------------------------------------------------
a. Driver's License No.                                            State of                       Expiration Date
                       -------------------------------------------         ----------------------                 --------------
b. Date of license suspension or revocation:                           For how long?                Date Restored
                                            -------------------------               ---------------               --------------
c. Reason for suspension or revocation:
                                       -----------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
d. Number of moving violation convictions in the past three years:
                                                                    ------------------------------------------------------------
   Type of violations: [_] Speeding: Dates & speeds attained:
                                                              ------------------------------------------------------------------
                       [_] Other (Please explain):
                                                   -----------------------------------------------------------------------------
e. Have you ever been convicted of driving while under the influence of drugs or alcohol? [_] Yes [_] No
   Number of times:                              Dates:
                   -----------------------------       -------------------------------------------------------------------------
f. Remarks:
           ---------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
Please sign below where indicated.

--------------------------------------------------------------------------------------------------------------------------------
VIII. REPRESENTATION
--------------------------------------------------------------------------------------------------------------------------------
I represent that all statements and answers to the above questions are complete and true.



Date                                        Proposed Insured's Signature
    ---------------------------------------                             --------------------------------------------------------
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

                        AGENT - BROKER/DEALER INFORMATION

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Agent(s)            CRD#                Broker/Dealer(s)      Commission Split %
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

[LOGO] MONY

                      PRIVACY PROTECTION IN UNDERWRITING -
                       A SUMMARY OF INFORMATION PRACTICES

With your signed authorization, we may request medical record information (medical history, treatment, physical or mental condition) from your doctors, hospitals, other medical care providers, another insurance company to which you have applied for insurance or have submitted a claim, or Medical Information Bureau ("MIB, Inc.", described below).

Information regarding your insurability will be treated as confidential. Notification and disclosure of positive HIV antibody test results will comply with applicable laws and your test consent form. Generally, information will be sent to third parties only when you have authorized the release of such information. MONY may, however, make a brief report of our underwriting information (but not our decision) to MIB.

You have access to relevant personal information we have obtained about you by submitting a written signed request to us. Medical record information will be disclosed only to a physician you designate or as mandated by state law. A copy of any consumer report about you obtained in the underwriting process will be provided to you by the agency that prepared it if you ask them for it. If requested, we will furnish its name and address to you. MIB, Inc. will also disclose their information to you as stated below. If you believe that any of our information is incorrect, you may request correction or deletion of that item. We will either make the requested change or advise you that we cannot agree to it. In that event, you will be permitted to place a concise statement of your position in our file, which will be included with any subsequent disclosure of the disputed information.

Medical Information Bureau ("MIB, Inc.")

MIB is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members and their policyholders. If you apply for or have life or health insurance coverage with another MIB member company, or submit a claim for benefits to such a company, MIB (upon the member company's request and with your authorization) will supply the information in its file to such a company.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have about you. Medical record information will be disclosed only through a licensed physician or as mandated by state law. If you question the accuracy of information in their file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB Information office is P.O. Box 105, Essex Station, Boston, MA 02110. The telephone number is (617) 426-3660.

Consumer Report(s)

We are required to notify you that we may obtain (with your authorization) one or more "consumer reports" to aid us in evaluating your application. One type of report is known as a "consumer credit report". "Consumer credit reports" are obtained from consumer reporting agencies and they address your credit worthiness, credit history, credit standing and credit capacity. The other type of consumer report ("investigative consumer report") provides information on your character, general reputation, personal characteristics or mode of living and it is obtained through personal interview with third parties such as family members, business associates, financial sources, friends, neighbors, former employers, personal references, or others with whom you are acquainted. With respect to an investigative consumer report, you have the right to make a written request within a reasonable period of time to receive information about the nature and scope of the investigation. You also have the right to request a personal interview in connection with the preparation of this report. Such an interview is commonly part of the investigative procedure in any event.

At your request, we will inform you whether or not a consumer report(s) was obtained, and if such report(s) was obtained, the name and address of the consumer reporting agency(ies) from whom we received the report(s). You may then contact such agency directly to inspect and receive a copy of such report(s).

================================================================================
                     MONY Life Insurance Company Of America
                           (an Arizona Stock Company)
                                  PO Box 4869
                               Syracuse, NY 13221

                 Corporate Sponsored Variable Life Application

Name of Policy Owner/Rightsholder:
                                  ----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------

Address of Policy Owner/Rightsholder:
                                     -------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------

Tax ID # of Policy Owner/Rightsholder:
                                      ------------------------------------------

Plan of Insurance:
                                 -----------------------------------------------
                                 -----------------------------------------------
Beneficiary:
                                 -----------------------------------------------

Insured:                         See Schedule A
                                 -----------------------------------------------

Will this insurance replace, change or use the cash value of any existing insurance policy or annuity by any company? [_] Yes [_] No

Initial Specified Amount:          $ See Schedule A
                                    ---------------------

Scheduled Periodic Premium:        $
                                    ---------------------

Unscheduled First Year Premium:    $
                                    ---------------------

Premium Mode:   [_] Annual        [_] Semi-Annual [_] Quarterly     [_] Monthly

Billing Method: [_] Direct Bill   [_] List Bill   [_] Single Premium

Death Benefit Option
               [_] Option 1 (Specified Amount. Option 1 is automatic unless
                             Option 2 is checked.)
               [_] Option 2 (Specified Amount plus Account Value)

               [_] Alternate Death Benefit Percentage

Optional Benefits
       [_] Term Insurance Rider
            Initial Target Death Benefit: $                (please attach target
                                           ----------------
            death benefit schedule)
       [_] Guaranteed Death Benefit Rider
       [_] Other
                --------------------------------------------------------

Definition of Life Insurance Test:
       [_] Guideline Premium/Cash Value Corridor Test
       [_] Cash Value Accumulation Test
================================================================================

================================================================================
It is agreed that:

1. This application, which includes the attached Schedule A, will be the basis for any policies issued in response to it.
2. Application is made to the Company for individual policies of life insurance on the lives of the individuals specified in Schedule A.
3. The amount of insurance for each policy applied for shall be the amount specified for each individual in Schedule A.
4. Each Policy applied for shall be of the plan specified in the Plan of Insurance section of this application.
5. The beneficiary for each policy applied for shall be that specified in the Beneficiary section of this application.
6. No insurance will become effective until all of the following have been received by the Company:
      a) This application properly completed, signed, and dated.
      b) Consent of each proposed insured as required under state law.
      c) The first full modal premium.

The Taxpayer identification number(s) is shown and is the correct taxpayer identification number of the Rightsholder or the Rightsholder is waiting for a number to be issued.

I represent that the statements and answers in this application are true and complete to the best of my knowledge and belief and that there exists between the Policy Owner/Rightsholder and each proposed insured a substantial economic interest.

Signed at                              , this       day of
         ------------------------------      -------      --------------- ------


Registered Representative/Licensed        Signed for the Policy Owner/
Agent's Statement: Do you have            Rightsholder by the following duly
knowledge or reason to believe that       authorized official,
replacement is involved in this
transaction?

       [_] Yes      [_] No

(If yes, submit replacement forms where required.)
                                                       -------------------------
                                                               Signature


-----------------------------------------------------  -------------------------
Signature of Registered Representative/Licensed Agent            Title


================================================================================

--------------------------------------------------------------------------------
                                   SCHEDULE A
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                       Initial Base       Term
           Proposed Insured            Sex    Smoker/     Date Of   Social Security       Policy        Insurance
(Alphabetical: Last, First, Middle)          Non-Smoker    Birth        Number         Death Benefit      Rider
----------------------------------------------------------------------------------------------------------------------




















----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I represent that, to the best of my knowledge and belief the proposed insureds were actively at work on the date this application was signed and have been actively at work for not less than 30 hours per week for the 90 days {exclusive of weekends, holidays, and vacation} immediately preceding the date of this application.


Signed for the Policy Owner/Rightsholder by the following duly authorized official:


-----------------------------   ---------------------------- ------------------
            Name                            Title                   Date

--------------------------------------------------------------------------------

        APPLICATION SUPPLEMENT FOR FLEXIBLE PREMIUM VARIABLE LIFE POLICY

     This Application Supplement must be completed on the Insured, or Rightsholder if other than the Insured, for Flexible Premium Variable Life Applications only.

 Policy Number(s) [_________________________]        [_________________________]

[1.] Initial Premium Allocation
 --
 Guaranteed Interest Account ______% Select one:  [_]  LIBOR    [_]  Portfolio

                           Sub-Account
                           -----------
                         % Dreyfus Socially Responsible Growth (#30)
                ----------
                         % Dreyfus Stock Index (#21)
                ----------
                         % Dreyfus Appreciation (#19)
                ----------
                         % Dreyfus Small Company Stock (#20)
                ----------
                         % Dreyfus International Value (#123)
                ----------
                         % Dreyfus Small Cap Stock Index (#124)
                ----------
                         % Enterprise Equity (#16)
                ----------
                         % Enterprise Growth (#27)
                ----------
                         % Enterprise High Yield Bond (#14)
                ----------
                         % Enterprise International Growth (#18)
                ----------
                         % Enterprise Managed (#15)
                ----------
                         % Enterprise Small Company Growth (#28)
                ----------
                         % Enterprise Small Company Value (#17)
                ----------
                         % Enterprise Total Return (#128)
                ----------
                         % Fidelity VIP Growth (#85)
                ----------
                         % Fidelity VIP Contrafund (#86)
                ----------
                         % Fidelity VIP Growth Opportunities (#87)
                ----------
                         % Fidelity VIP Asset Manager (#94)
                ----------
                         % Fidelity VIP Growth and Income (#95)
                ----------
                         % Janus Aspen Series Capital Appreciation (#96)
                ----------
                         % Janus Aspen Series Aggressive Growth (#90)
                ----------
                         % Janus Aspen Series Flexible Income (#91)
                ----------
                         % Janus Aspen Series International Growth (#92)
                ----------
                         % Janus Aspen Series Strategic Value (#97)
                ----------
                         % Janus Aspen Series Worldwide Growth (#93)
                ----------
                         % MONY Government Securities (#11)
                ----------
                         % MONY Intermediate Term Bond (#12)
                ----------
                         % MONY Long Term Bond (#13)
                ----------
                         % MONY Money Market (#10)
                ----------
                         % Morgan Stanley UIF Equity Growth (#36)
                ----------
                         % Morgan Stanley UIF Core Plus Fixed Income (#35)
                ----------
                         % Morgan Stanley UIF Value (#37)
                ----------
                         % Morgan Stanley UIF Emerging Markets Debt (#121)
                ----------
                         % Morgan Stanley UIF Global Value Equity (#120)
                ----------
                         % Morgan Stanley UIF U.S. Real Estate (#122)
                ----------
                         % T. Rowe Price Prime Reserve (#41)
                ----------
                         % T. Rowe Price Limited Term Bond (#43)
                ----------
                         % T. Rowe Price Equity Income (#40)
                ----------
                         % T. Rowe Price Equity Personal Strategy Balanced (#46)
                ----------
                         % T. Rowe Price Equity New America Growth (#45)
                ----------
                         % T. Rowe Price International Stock (#42)
                ----------
                         % Van Eck Worldwide Hard Assets (#22)
                ----------
                         % Van Eck Worldwide Bond (#23)
                ----------
                         % Van Eck Worldwide Emerging Markets (#24)
                ----------
                         % Alger American Mid-Cap Growth (#125)
                ----------
                         % Alger American Balanced (#126)
                ----------
                         % INVESCO VIF - Financial Services (#134)
                ----------
                         % INVESCO VIF - Health Sciences (#133)
                ----------
                         % INVESCO VIF - Telecommunications (#135)
                ----------

                          ----------
                                  %  Lord Abbett Mid-Cap Value (#127)
                          ----------
                                  %  MFS New Discovery (#130)
                          ----------
                                  %  MFS Total Return (#132)
                          ----------
                                  %  MFS Utilities (#131)
                          ----------
                                  %  PIMCO Real Return (#129)
                          ==========
                   Total          %
                          ==========

               Please note: Only the Rightsholder may make premium allocations. Allocations must be in whole percentages; and they must total 100%. If the allocation is done incorrectly or incompletely all net premiums will be allocated to the Money Market Subaccount, pending further instructions from the Rightsholder. (Until the company receives satisfactory evidence that the "Right to Return Policy" period has expired, net premiums will earn interest at a rate not less than a 4% annual interest rate.)

[2.] Fund Transfers
     [_]  a) Dollar Cost Averaging

     Please transfer $__________ from my Money Market Subaccount into the other Subaccounts of the Variable Account as selected below. You must allocate a minimum of $250 to each subaccount in which you elect to invest. You may specify a specific number of transfers of a specified dollar amount or a total dollar amount to be transferred.

                                     Applicable Fund
                                     ---------------
                           $         Dreyfus Socially Responsible Growth
                          ----------
                           $         Dreyfus Stock Index
                          ----------
                           $         Dreyfus Appreciation
                          ----------
                           $         Dreyfus Small Company Stock
                          ----------
                           $         Dreyfus International Value
                          ----------
                           $         Dreyfus Small Cap Stock Index
                          ----------
                           $         Enterprise Equity
                          ----------
                           $         Enterprise Growth
                          ----------
                           $         Enterprise High Yield Bond
                          ----------
                           $         Enterprise International Growth
                          ----------
                           $         Enterprise Managed
                          ----------
                           $         Enterprise Small Company Growth
                          ----------
                           $         Enterprise Small Company Value
                          ----------
                           $         Enterprise Total Return
                          ----------
                           $         Fidelity VIP Growth
                          ----------
                           $         Fidelity VIP Contrafund
                          ----------
                           $         Fidelity VIP Growth Opportunities
                          ----------
                           $         Fidelity VIP Asset Manager
                          ----------
                           $         Fidelity VIP Growth and Income
                          ----------
                           $         Janus Aspen Series Capital Appreciation
                          ----------
                           $         Janus Aspen Series Aggressive Growth
                          ----------
                           $         Janus Aspen Series Flexible Income
                          ----------
                           $         Janus Aspen Series International Growth
                          ----------
                           $         Janus Aspen Series Strategic Value
                          ----------
                           $         Janus Aspen Series Worldwide Growth
                          ----------
                           $         MONY Government Securities
                          ----------
                           $         MONY Intermediate Term Bond
                          ----------
                           $         MONY Long Term Bond
                          ----------
                           $         MONY Money Market
                          ----------
                           $         Morgan Stanley UIF Equity Growth
                          ----------
                           $         Morgan Stanley UIF Core Plus Fixed Income
                          ----------
                           $         Morgan Stanley UIF Value
                          ----------
                           $         Morgan Stanley UIF Emerging Markets Debt
                          ----------
                           $         Morgan Stanley UIF Global Value Equity
                          ----------
                           $         Morgan Stanley UIF U.S. Real Estate
                          ----------
                           $         T. Rowe Price Prime Reserve
                          ----------
                           $         T. Rowe Price Limited Term Bond
                          ----------
                           $         T. Rowe Price Equity Income
                          ----------
                           $         T. Rowe Price Equity Personal Strategy
                          ---------- Balanced
                           $         T. Rowe Price Equity New America Growth
                          ----------

                        -----------
                         $          T. Rowe Price International Stock
                        -----------
                         $          Van Eck Worldwide Hard Assets
                        -----------
                         $          Van Eck Worldwide Bond
                        -----------
                         $          Van Eck Worldwide Emerging Markets
                        -----------
                         $          Alger American Mid-Cap Growth
                        -----------
                         $          Alger American Balanced
                        -----------
                         $          INVESCO VIF - Financial Services
                        -----------
                         $          INVESCO VIF - Health Sciences
                        -----------
                         $          INVESCO VIF - Telecommunications
                        -----------
                         $          Lord Abbett Mid-Cap Value
                        -----------
                         $          MFS New Discovery
                        -----------
                         $          MFS Total Return
                        -----------
                         $          MFS Utilities
                        -----------
                         $          PIMCO Real Return
                        -----------

[_]  b) Automatic Rebalancing

Note: Amounts will be transferred on a quarterly basis among the subaccounts of the Variable Account and the GIA such that the ratio of the account value in each subaccount to the total account value matches the current scheduled premium allocation for each subaccount.

[3.]   Suitability

a) Did you, the Proposed Insured, and the Rightsholder, if other than the Proposed Insured, receive a current prospectus for the
   Company's Variable Account L and a current prospectus for each
   of the Variable Account Subaccounts?                           [_] yes [_] no

b) Do you understand that the amount and duration of the death benefit may vary, depending on the investment performance of
   the variable subaccounts?                                      [_] yes [_] no

c) Do you understand that the policy values may increase or
   decrease, depending on the investment experience of the
   variable subaccounts?                                          [_] yes [_] no

d) Do you believe that this policy will meet your insurance
   needs and financial objectives?                                [_] yes [_] no

     POLICY VALUES AND THE DEATH BENEFIT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE VARIABLE SUBACCOUNTS (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES.)

Signed at (City and State)                   on                           (Date)
                          -------------------   --------------------------

X                                     X
     ------------------------------     ----------------------------------------
      (Signature of Insured)            (Signature of Spouse - if to be insured)


Signature of Rightsholder (if other than proposed insured) who agrees to be bound by the representations and agreements in this and any other part of the application:

X
     ---------------------------------------------------------------------------
     (Name)        (Relationship)        (Address of Rightsholder)

Based on the information furnished by the Insured, or Rightsholder, if other than the Insured, in this and any other part of the application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the applicant or the owner. I further certify that current prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.

X
     ---------------------------------------------------------------------------
     Registered Representative (Licensed Resident Agent)